COMMONWEALTH SHAREHOLDER SERVICES, INC.
             1500 FOREST AVENUE, SUITE 223 * P.O. BOX 8687 * RICHMND, VA 23229
                      (804) 285-8211 * (800) 527-9500 * FAX (804) 285-8251


FILED VIA EDGAR




April 7, 2000



Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         RE:      Monument Series Fund, Inc.
                  File Numbers:  333-26223 and 811-8199
                  Preliminary Proxy Material

Gentlemen:

Transmitted herewith for electronic filing via the EDGAR system on behalf of Monument Series Fund, Inc., (the "Fund") please find enclosed, pursuant to the requirements of rule 14a-6(a) under the Securities Exchange Act of 1934, is a preliminary copy of the proxy statement, notice of meeting and form of proxy to be furnished to shareholders of the above referenced Fund in connection with a special meeting of shareholders.

At the special meeting, shareholders will vote on several items including the reorganization of the Fund into a Delaware business trust and the election of the Board of Trustees.

Please direct questions and comments relating to this filing to Beth-ann Roth at
(703) 352-0095.

Sincerely,



/s/ Darryl S. Peay
Darryl S. Peay





             VOTE TODAY BY MAIL, TOUCH-TONE PHONE, OR THE INTERNET
        CALL TOLL-FREE: 1-800-XXX-XXXX OR BY ACCESSING WWW.PROXYVOTE.COM
--------------------------------------------------------------------------------

SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET

***   CONTROL NUMBER:  xxx xxx xxx xxx xx   ***
                                                PROXY/VOTING INSTRUCTION CARD

MONUMENT SERIES FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David A. Kugler and G. Frederic White, III, or either of them, with full power of substitution, to represent and to vote all of the shares of the shareholder named below at the Special Meeting to be held on May 19, 2000, and at any adjournment of the Special Meeting.

TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED OR, If NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

                              --------------------------------------------
                                   THE BOARD RECOMMENDS A VOTE "FOR" ALL
                                               PROPOSALS
                              ----------------------------------------------

                     ---------------------------------------------------------


                     ----------------------------------------------------------
                                 Signature(s)

                        Date                               , 2000
                            ----------------------------------
                        Owners   please   sign  as   names   appear   at  left.
                        Executors,   administrators,   trustees,   etc.  should
                        indicate position when signing.

              Please    vote   by   filling   in   the appropriate boxes below.
                                                   FOR      AGAINST     ABSTAIN
1.  Reorganize Fund into a Delaware business trust |_|        |_|          |_|

2.  Elect a Board of Trustees:                    FOR ALL   AGAINST     ABSTAIN
(01) David A. Kugler
(02) G. Frederick White III;                        |_|       |_|        |_|
(03) Francine Carb;
(04) Victor Dates;
(05) George DeBakey;
(06) David Gregg III;
(07) Rhonda Wiles-Roberson

To withhold authority to vote for any individual nominee, mark the "EXCEPTION" box and print the nominee's name on the following line:

_________________________________________________

3.  Ratify the selection of independent auditors FOR       AGAINST      ABSTAIN
                                                 |_|         |_|          |_|

4.  Approve amended investment advisory agreementFOR       AGAINST      ABSTAIN
                                                 |_|         |_|          |_|

5.  Adjust percentage of assets in principal     FOR       AGAINST      ABSTAIN
    investment strategy                          |_|         |_|          |_|

6.  Convert to "diversified" investment company  FOR       AGAINST      ABSTAIN
                                                 |_|         |_|          |_|

7.  Convert short selling to a nonfundamental    FOR       AGAINST      ABSTAIN
    investment restrictions                      |_|         |_|          |_|


                           MONUMENT SERIES FUND, INC.
                             Monument Internet Fund
                         Monument Medical Sciences Fund
                        Monument Telecommunications Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         MONUMENT SERIES FUND, INC. will host a Special Meeting of Shareholders of its Internet, Medical Sciences and Telecommunications Fund series (which we will refer to each as a "Fund," and together as the "Funds") on May 19, 2000 at 1:00 p.m. The meeting will be held at the Funds' offices at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814. At the meeting we will ask shareholders to consider the proposals listed below, and to transact other business that properly comes before the meeting or any adjournments that may result.

1.       Reorganize Monument Series Fund, Inc. into a Delaware business trust.

2.       Elect a Board of Trustees.

3. Ratify the selection of Deloitte & Touche, LLP as independent accountants for the Fund.

4. Approve an amended investment advisory agreement for each series of the Fund.

5. Adjust the percentage of assets that must be invested consistent with each series' principal investment strategy.

6. Restrict each Fund's investment strategy by requiring that portfolios be deemed diversified under the Investment Company Act of 1940.

7. Convert an investment limitation on short sales of securities from fundamental to nonfundamental.

         The Board of Directors has fixed the close of business on April 7, 2000 as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

                                        By order of the Board of Directors,
                                        David A. Kugler, President

April 17, 2000

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT!

     You can vote easily and quickly by toll-free telephone call, at our website, or by mail. Follow the instructions on your enclosed proxy card. Please help your Fund avoid the expense of a follow-up mailing by voting today!

--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                       SPECIAL MEETING OF SHAREHOLDERS OF
                           MONUMENT SERIES FUND, INC.
                           TO BE HELD ON MAY 19, 2000


         We are sending you this proxy statement on behalf of the Board of Directors of Monument Series Fund, Inc. Proxies will be used at the Special Meeting of Shareholders of the Fund scheduled to be held on May 19, 2000 at 1:00 p.m. at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, and at any adjournments of the meeting, if necessary.




                                    CONTENTS

1.       Overview of the proxy process........................................2

2.       Proposals for vote:

         Item 1.  Reorganization of Fund into a Delaware business trust.......3

         Item 2.  Election of a Board of Trustees.............................5

         Item 3.  Ratification of the selection of Deloitte & Touche, LLP as independent accountants.....................................7

         Item 4.  Amended Investment Advisory Agreement.......................7

         Item 5.  Adjustment of percentage of assets in principal investment strategy...................................................10

         Item 6.  Conversion to diversified investment strategy..............10

         Item 7.  Conversion of short sales to nonfundamental investment restriction................................................11

3.       Exhibits:

         a.       Form of Declaration of Trust........................Exhibit A

         b.       Amended and Restated Investment Advisory Agreement..Exhibit B

1.       OVERVIEW OF THE PROXY PROCESS

         Methods of soliciting proxy votes. The Fund will solicit shareholder proxies several ways. The primary method of soliciting votes will be by the mailing of this proxy statement. In addition, employees of the Fund may solicit proxies in person, by telephone, or through electronic means, such as by facsimile and the Internet. If additional solicitation efforts are required, we may contract an outside firm, Shareholder Communications Corporation, to solicit shareholder votes by telephone on behalf of the Fund. If required to be used, this procedure is expected to cost the Fund a total of approximately [$____________] [per shareholder vote]. All shareholders are entitled to vote their proxies by returning the enclosed proxy card to the Fund via U.S. mail. If the Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities.

         Costs of soliciting proxy votes. The Fund pays all costs associated with soliciting proxies from the shareholders, including the printing, mailing and tabulation of proxies. You can help save your Fund money by voting immediately, which may help avoid the expense of having to solicit shareholders a second time in the event a quorum is not reached before the scheduled meeting date.

         Quorum. In order for the meeting to proceed as scheduled, it is necessary for there to be a "quorum" - in other words, enough of the shareholders must be represented at the meeting, either in person or by proxy. Specifically, a majority of the Fund's shares must be represented. In order for a share to be represented by proxy, the proxy must be returned, whether by mail or any other means. How the person voted the proxy is irrelevant for purposes of obtaining the quorum. Abstentions are counted toward a quorum, as are broker "non-votes."

         Voting of proxies. All proxy cards that are properly executed and received by the Fund prior to the meeting, and all votes received by telephone or via the Internet, will be voted at the meeting in accordance with the instructions you provide. If a shareholder does not provide specific voting instructions, the vote will be cast IN FAVOR OF the item being considered.

         Broker "non-votes." Some brokers hold proxy statements for customers who have not voted their shares, and for whom the brokers have no discretionary authority to vote on the matters before the special meeting. In those cases, the brokers may submit "non-votes," which will count toward a quorum, but which will not be counted in favor of any of the proposals.

         Revoking your proxy or changing your vote. After you have voted by proxy, you may revoke your proxy at any time up until the time the voting results are announced at the meeting. You may revoke your proxy by submitting your change in writing to the Fund (to be received prior to the meeting) at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, or by voting in person at the meeting. If you have already voted but wish to change your vote, you may do so by voting again electronically or by telephone, or by submitting the original proxy card if you did not submit it the first time you voted.


         Shareholder proposals. If you would like to submit a shareholder proposal to be included in the Fund's next proxy statement, we must receive your submission within a reasonable period prior to the next meeting. The Fund currently does not intend to hold an annual or special meeting in 2001.

         Reimbursement for forwarding proxy materials. The Fund will reimburse brokerage firms and other nominees for reasonable expenses incurred in forwarding proxy solicitation material to the beneficial owners of the Funds' shares. Requests for reimbursement should be submitted to the Fund.

         Annual and semi-annual reports. You may obtain a copy of the Fund's annual and semi-annual reports at no charge to you. To receive a report, please call the Fund toll-free at 888-420-9950. Alternatively, you may write to us at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814.

         Litigation.  The Fund is not involved in any litigation.

         Required vote. Some items are identified as requiring a vote of the "majority of the outstanding voting securities of the Fund." Under the Investment Company Act of 1940 ("1940 Act"), that requires the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Broker non-votes are not considered "present" for this purpose.

                                                       * * *

2.       PROPOSALS FOR VOTE

Item 1.           Reorganize Monument Series Fund into a Delaware Business Trust

         The Proposed Change

         Monument Series Fund, Inc. (the "Fund") is currently organized as a corporation under the laws of the state of Maryland. The Board has approved a proposal to convert the Fund from a Maryland corporation to a Delaware business trust. Given the growth of the Fund, the board believes it is in the best interests of the Fund and its shareholders to reorganize the Fund into a Delaware business trust. The conversion is designed to streamline the Trust's governing and operating structure, thereby allowing the Fund to benefit from various differences in the law of Delaware as it applies to business trusts. For example, the change is likely to result in a cost savings to the Fund by reducing administrative burdens associated with state compliance, while at the same time retaining or perhaps even improving the protections afforded to the Fund and its shareholders.

         Adoption of the new form of organization will not alter in any way the directors'/trustees' existing fiduciary obligations to act with due care in the shareholders' interests.

         How the Change Would Be Accomplished

         Technically, the Fund will merge into an identical counterpart under Delaware law pursuant to an Agreement and Plan of Merger. A Declaration of Trust will be filed with the appropriate authorities in Delaware, and the assets of Monument Series Fund, Inc. will be transferred into the newly-organized Delaware business trust named Monument Series Fund, which will have series identical to the ones that currently exist for the Fund. If approved by shareholders, it is estimated that the conversion will become effective at the close of business on June 7, 2000. The exact timing will depend on the date the staff of the Securities and Exchange Commission ("SEC") grants effectiveness to the registration statement of the Fund currently awaiting review.

         When the merger of the Fund into the Delaware entity becomes effective, the assets and liabilities of each series will automatically be reallocated to its respective Delaware counterpart, and the then-outstanding shares of beneficial interest of each series will automatically become identical shares of beneficial interest of its respective Delaware counterpart. These mergers will be tax-free reorganizations under Section 268(a)(1)(A) of the Internal Revenue Code of 1986, as amended, so that neither the Fund nor its shareholders will recognize any income, gain or loss as a result of the merger, and the tax bases or costs of the each series' portfolio securities and other assets and of their shareholders' shares will carry over unchanged. The merger will not require action by any shareholder, so that shareholder accounts in the Fund will automatically become shareholder accounts in their respective Delaware counterpart series.

         Since the assets and liabilities of the Fund and each of its series will be automatically transferred to and assumed by, respectively, the Delaware trust and each new counterpart series, the Fund's present investment advisory agreement (subject to the changes being voted on at the Special Meeting of Shareholders) and distribution arrangements will remain in full force and effect. The newly-elected trustees of the Fund under Delaware law, who are currently directors of the Fund under Maryland law, will automatically become trustees of the Delaware trust. The officers of the Delaware trust, who are also officers of the Fund, will also continue in office. Following the merger, each new series will continue to have the same stated investment objectives, policies and limitations as its Fund counterpart currently has, subject to the changes being voted on in this Proxy Statement.

         Each series will share the costs and expense of the merger in proportion to its respective net assets.

         General Information on Delaware Business Trusts

         The Delaware trust will continue to be subject to the Investment Company Act of 1940 (the "1940 Act") and other laws and rules that the Securities and Exchange Commission ("SEC") has been charged with overseeing for the benefit of public investors. The business and affairs of the Delaware trust will, like those of the Fund, be managed by or under the direction of the trustees, who serve indefinite terms and who have all powers necessary to carry out that responsibility. The responsibilities, powers and fiduciary duties of the trustees of will be substantially the same as those currently borne by the directors.

         Monument Series Fund as a Delaware business trust will not hold annual shareholder meetings, just as it does not currently hold such meetings as a Maryland corporation. Shareholders will have the power to vote only with respect to the election or removal of trustees, the approval of any new or amended investment advisory agreement, and on other matters relating to the trust or its series as may be required or authorized by law, the Declaration of Trust or the Bylaws or as determined by the trustees, such as changes in a series' fundamental investment policies. Future transactions such as mergers may not require a shareholder vote.

         The business and affairs of the Delaware trust will be managed under the direction of the newly-elected trustees. The trustees will hold office without limit in time (unless otherwise determined by the board) except that:
(i) any trustee may resign; (ii) any trustee may be removed with or without cause at any time by written instrument signed by at least two-thirds of the other trustees; (iii) any trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other trustees; and
(iv) any trustee may be removed with or without cause at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust. Whenever a vacancy exists among the trustees, the remaining trustees may appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the 1940 Act.

         This matter requires the affirmative vote of a majority of the outstanding voting securities of the Fund. The Board of Directors recommends that you vote FOR the proposal. In the event the required vote is not achieved, the Fund will continue operations as a corporation organized under the laws of Maryland.


Item 2.           Elect a Board of Trustees

         You are being asked to elect a Board of Trustees based on the Fund's current Board of Directors. Each of the nominees for trustee has served in the capacity of director of the Fund since originally elected or appointed. The attorneys-in-fact as appointed on the proxy card will vote in favor of the nominees unless your authority to cast those votes has been withheld in the proxy card.

         All of the nominees have agreed to serve. Each member will serve until the next meeting of shareholders or until he or she retires or is otherwise removed from the Board. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board.

         David A. Kugler was named as initial director with the formation of the Fund in 1997, and Mr. Kugler, G. Frederick White II, Francine F. Carb, Victor Dates, George DeBakey and Rhonda Wiles Roberson were named as members of the Board of Directors at its organizational meeting in October 1997. Another director, Herbert Klein, was also named to the Board at the organizational meeting, but later ceased serving as a director. David Gregg III was appointed to the Board effective March 2000. No nominee is related to any other nominee. Mr. Kugler's name is followed by an asterisk (*), indicating that he is an "interested person" of the Fund by virtue of his affiliation with the Fund's investment adviser and distributor.

                                                            Year of Election or
     Nominee                                                     Appointment
      (Age)            Principal Occupation

David A. Kugler*       President  and  Treasurer of the Fund;         1997
     (40)              President and Director, The Monument
                       Group,  Inc. (a holding  company),
                       Monument Funds Group,  Inc. (a mutual
                       funds  development  company),  Monument
                       Advisors,  Ltd.,  Monument  Distributors,
                       Inc.,  and  Monument Shareholder Services,
                       Inc., 1997-present.

G. Frederick White III Business Manager, Trinity Episcopal            1997
     (46)              Parish, 1997-present.

Francine F. Carb       President, Markitects, Inc.(marketing          1997
     (41)              consulting), 1994-present.

Victor Dates           Adjunct Professor, Coppin State College,       1997
                       1998-present

George DeBakey         Director, Business Development,                1997
     (50)              Techolognet.com, 2000-present.

David Gregg            Chairman, Gator Broadcasting Corp.,            2000
     (67)              1986-present.

Rhonda Wiles-Roberson  Director of Development, Futures               1997
     (48)              Industry   Institute, 1999-present.


Compensation Table

                                                      Aggregate Compensation
Directors                                              from the Fund - 1999
---------                                               --------------------
David A. Kugler                                     $             0
G. Frederick White III                                        5,000
Francine F. Carb                                              5,000
Victor Dates                                                  5,000
George DeBakey                                                4,500
David Gregg III                                                   0
Rhonda Wiles Roberson                                         3,000

         In order for a nominee to be deemed approved, that person must receive a plurality of all of the Fund's votes cast at the meeting.


Item 3. Ratify the Selection of Deloitte & Touche LLP as Independent Accountants of the Fund

         By a vote of the disinterested directors, the firm of Deloitte & Touche LLP has been selected as independent accountants for the Fund to sign or certify any financial statements of the Fund required by any law or regulation to be certified by an independent accountant and filed with the SEC or any state. Pursuant to the 1940 Act, the selection of independent accountants requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the directors is subject to the right of the Fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate the employment without penalty. Deloitte & Touche LLP has advised the Fund that to the best of its knowledge and belief, as of the record date, no Deloitte & Touche LLP professional had any direct or material indirect ownership interest in the Fund inconsistent with the independence standards pertaining to accountants.

         The independent accountants examine annual financial statements for the Fund and provide other audit and tax-related services. In recommending the selection of the Fund's accountants the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of the services would affect the accountants' independence.

         A majority of all votes cast at the meeting is sufficient to approve this proposal. The Board urges you to vote FOR the proposal to ratify the selection of Deloitte & Touche LLP. If the proposal does not pass, then the Board will consider at a future meeting of the Board what action should be taken.


Item 4.           Approve an Amended Investment Advisory Agreement for the Fund

         The Proposed Change

         The Fund pays fees to Monument Advisors, Ltd. ("Advisors") under an Investment Advisory Agreement (the "Agreement") for conducting day-to-day investment advisory services for the Fund. The services performed by Advisors include providing the personnel, equipment and office facilities necessary for the management of the Fund's investment portfolio. Subject to the direction of the Board and consistent with the Fund's investment policies, Advisors decides what securities to buy, hold or sell. Advisors also executes buy and sell orders and provides research and statistical data to support investment management activities.

         Investment strategies have changed since Advisors began providing services to the Funds. First, the two Washington, D.C. regional funds have been transformed into the Monument Medical Sciences Fund and the Monument Telecommunications Fund, with portfolios of securities of companies spanning the entire United States instead of taking a regional view. In addition, the Monument Internet Fund was added to the family of funds, and two new funds are being added (Monument Digital Technology Fund and Monument New Economy Fund) and are presently scheduled to become available in early June 2000. As a result, the nature of the services being provided to the Funds and its shareholders has changed dramatically.

         In order to compete for the benefit of its shareholders in this competitive technological marketplace, Advisors has recommended to the Board that the fee schedule under the Agreement be changed to help ensure that Advisors receives fees for its services that will allow it to continue to:

o Attract and retain high quality investment management and research personnel;

o Provide technology and other systems necessary to keep the Fund operating at a high level of service; and

o Use resources necessary to work toward maintaining investment performance that benefits the Fund's shareholders

         Advisors believes that maintaining competitive management fees will, over the long term, enable it to continue to continue to provide high-quality management services to the Fund. Accordingly, Advisors has recommended, and the Board has approved:

o An increase in the investment advisory fee to be charged by Advisors to each of the Fund's series; and

o A change in the breakpoint structure that reduces fees as each series' assets grow

Notwithstanding the proposed fee change, Advisors has contracted with the Fund to maintain an expense limitation of 2.25% on Class A Shares, and 3.00% on Class B and Class C Shares. That agreement has an original term through May 1, 2001, but may be renewed by Advisors indefinitely.

         The proposed changes to the investment advisory fees are as follows:

          Current advisory fee structure        Proposed advisory fee structure

           Fee               Assets      Fee                            Assets

         1.00% through     $ 50M          1.25%        through            $250M
         0.75% through      100M          1.00%        through             500M
         0.625% over        100M          0.87%        through             750M
                                          0.75%        through               1B
                                          0.625%        over                 1B

The following chart shows the sample effect of the proposed change, based on calendar year 1999 figures. The numbers below do not take into account the expense limitation agreement, which may cause the net result to be the same if the Advisor is required to reimburse some of its fees in order to maintain the limit.

Actual 1999 Advisory Fees Paid   1999 Fees Assuming New Rate           Percent
------------------------------   ---------------------------         difference

Internet Fund          $283,039   Internet Fund            $353,792        __%
Medical Sciences Fund    $6,009   Medical Sciences Fund      $7,511        __%
Telecommunications Fund  $2,621   Telecommunications Fund    $3,276        __%

         The Current Investment Advisory Agreement

         The Agreement provides that the Advisor will furnish each series of the Fund with an investment program on an ongoing basis. In this connection, the Advisor is responsible for making decisions about portfolio security holdings, voting rights relating to portfolio securities, and relaying those decisions to the Board on a quarterly basis. The fee the Fund pays to Advisors for its services under the Agreement is based on net assets of the Fund and decreases as the size of the Fund increases. Pursuant to the Agreement, the Fund pays its own taxes, brokerage commission and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; consultant fees; Board compensation; corporate filing fees; and other expenses properly payable by the Fund, as approved by the Board. The Agreement has not previously been submitted to shareholders for approval.

         Differences Between the Existing Agreement and the Proposed Changes

         The material difference between the existing Agreement and the proposed amendment relates appears in Schedule A to the Agreement and relates to the fees and breakpoint levels identified above. Some conforming changes have been made in the body of the Agreement to reflect the proposed change in form of organization from a Maryland corporation to a Delaware business trust, and some minor changes have been made for purposes of clarification.

         Information Considered by the Board in Reaching its Decision

         In considering the Advisor's proposal to raise its fees and change the breakpoint levels, the Board considered the changes to the investment strategies of the Funds that require a different research approach. In addition, they considered the need for additional resource support including travel, computer facilities, publications and software and professional support personnel. The Board looked at the need to offer a competitive portfolio manager compensation package in order to attract and retain talented personnel, and they compared the proposed fees to those of the Fund's peer group in the industry. With respect to the analysis of peer group, the Board determined that the proposed fee increase is in line with industry standards and accordingly appropriate for the benefit of the Fund and its shareholders.

         The Board met on December 11, 1999 to consider the proposed amendments to the Agreement, and voted in favor of the changes. If approved by the shareholders, the proposed Agreement will continue from year to year as long as it is approved by a majority of the Board, including a majority of the independent trustees. The proposed Agreement may be terminated at any time, by the Board, Advisors or the shareholders and will terminate automatically if it is assigned.

         The Agreement must be approved by a majority of the outstanding voting securities of the Fund, as defined on page 3 above. The Board recommends that you vote FOR the proposal. If the proposed Agreement is not approved, the Fund will continue to operate under the current Agreement.


Item 5.           Adjust the Principal Investment Strategy to 65%

         Each series of the Fund currently seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in the equity securities of companies principally engaged in the main focus of the series' investments. While the SEC is considering mandating the 80% level, the requirement is currently that only 65% of a fund's assets be required to be invested in the fund's principal investment strategy.

         To date, the series have not had difficulty maintaining the 80% level. Nevertheless, under different market circumstances it may be beneficial for the series to be able to rely on the flexibility that a lower percentage requirement would provide. Accordingly, we are proposing that each series of the Fund be required to hold a minimum of 65% of its assets in its principal investment strategy.

         The Board recommends that you vote FOR the proposal. In order to effectuate this change, a majority of the outstanding voting securities of each series, as defined on page 3 above, must vote in favor of the change. If the change is not approved with respect to any of the series, that series will continue to apply the 80% standard to its holdings.


Item 6.           Convert Each Series to "Diversified" Status Under the 1940 Act

         Each of the series is currently nondiversified under the 1940 Act. A diversified mutual fund is one that has at least 75% of the value of its total assets represented by cash and cash items, government securities, securities of other investment companies, and certain other securities not exceeding 5% of its total portfolio value. In addition, a diversified fund may not own more than 10% of the outstanding voting securities of any individual issuer. Any fund not falling within this definition is considered "nondiversified."

         When the series were established, the Board deemed it appropriate to permit the flexibility accorded by a nondiversified designation. However, over the period of their investment history, each series has in fact maintained diversified status. Given that fact, the Advisor believes that each series should be designated diversified rather than nondiversified, and in that manner, among other things, be categorized with their appropriate peer groups in the mutual fund industry.

         While shareholders must approve a conversion from diversified to nondiversified status, they are not technically required to approve a change from nondiversified to diversified status. Nevertheless, we have chosen to request your vote in connection with the proposed change, and ask that you approve the change for the benefit of your series. Consistent with this request, the Board recommends that you vote FOR the proposal. A majority of the shares present at the meeting is required to approve this proposal. If the proposal does not pass, the Board will meet to determine whether or not to implement the change.


Item 7. Convert the Investment Restriction on Short Sales of Securities to Nonfundamental Status

         The original fundamental investment restrictions for the Fund included a restriction relating to short sales of securities. Specifically, the current restriction states that no series may engage in short sales, unless at the time of the sale the series owns securities equivalent in kind and amount to those sold.

         We do not propose to change that restriction at this time. Rather, it is not required that the restriction be "fundamental," i.e., requiring a shareholder vote to change in the event the Advisor deems it appropriate to engage in those transactions. Accordingly, the Board has considered and approved a recommendation to convert the restriction to a nonfundamental investment restriction. In that manner, should it become appropriate for one or more of the series to engage in short sales of securities other than those for which the series already owns the same securities, the change can be undertaken by a vote of the Board, rather than requiring the expense of a shareholder vote.

         Accordingly, the Board recommends that you vote FOR this proposal. A majority of the shares represented at the meeting for each series is required to implement the change.

                                    EXHIBIT A









                              DECLARATION OF TRUST



                                       of


                              Monument Series Fund



                            a Delaware Business Trust



                          Principal Place of Business:


                         7920 Norfolk Avenue, Suite 500
                            Bethesda, Maryland 20184

                                TABLE OF CONTENTS


                              DECLARATION OF TRUST


ARTICLE I       Name and Definitions.........................................1

1.       Name     ...........................................................1
2.       Definitions.........................................................1

         (a)      1940 Act...................................................1
         (b)      Bylaws.....................................................1
         (c)      Certificate of Trust.......................................1
         (d)      Class......................................................1
         (e)      Commission.................................................1
         (f)      Declaration of Trust.......................................2
         (g)      Delaware Business Trust Act................................2
         (h)      Interested Person..........................................2
         (i)      Investment Adviser.........................................2
         (j)      Person.....................................................2
         (k)      Principal Underwriter......................................2
         (l)      Series.....................................................2
         (m)      Shareholder................................................2
         (n)      Shares.....................................................2
         (o)      Trust......................................................2
         (p)      Trust Property.............................................2
         (q)      Trustees...................................................2

ARTICLE II  Purpose of Trust.................................................3

ARTICLE III Shares...........................................................3
1.       Shares of Beneficial Interest.......................................3
2.       Ownership of Shares.................................................4
3.       Transfer of Shares..................................................4
4.       Investments in the Trust............................................5
5.       Status of Shares and Limitation of Personal Liability...............5
6.       Establishment and Designation of Series or Class....................5

         (a)      Assets Held with Respect to a Particular Series............5
         (b)      Liabilities Held with Respect to a Particular Series.......6
         (c)      Dividends, Distributions, Redemptions, and Repurchases.....7
         (d)      Equality...................................................7
         (e)      Fractions..................................................7
         (f)      Exchange Privilege.........................................7
         (g)      Combination of Series......................................7

7.       Indemnification of Shareholders.....................................8

ARTICLE IV Trustees..........................................................8

1.       Number, Election, and Tenure........................................8
2.       Effect of Death, Resignation, etc. of a Trustee.....................9
3.       Powers   ...........................................................9
4.       Payment of Expenses by the Trust...................................13
5.       Payment of Expenses by Shareholders................................13
6.       Ownership of Assets of the Trust...................................13
7.       Service Contracts..................................................14
8.       Trustees and Officers as Shareholders..............................15

ARTICLE V Shareholders' Voting Powers and Meetings..........................15

1.       Voting Powers, Meetings, Notice and Record Dates...................15
2.       Quorum and Required Vote...........................................16
3.       Record Dates.......................................................16
4.       Additional Provisions..............................................17

ARTICLE VI Net Asset Value, Distributions and Redemptions...................17

1.       Determination of Net Asset Value, Net Income and Distributions.....17
2.       Redemptions and Repurchases........................................17

ARTICLE VII Compensation and Limitation of Liability of Trustees............18

1.       Compensation.......................................................18
2.       Indemnification and Limitation of Liability........................19
3.       Trustee's Good Faith Act, Expert Advice, No Bond or Surety.........19
4.       Insurance..........................................................20

ARTICLE VIII Miscellaneous..................................................20

1.       Liability of Third Persons Dealing with Trustees...................20
2.       Termination of the Trust or Any Series or Class....................20
3.       Reorganization.....................................................21
4.       Amendments.........................................................21
5.       Filing of Copies, References, Headings.............................22
6.       Applicable Law.....................................................22
7.       Provisions in Conflict with Law or Regulations.....................23
8.       Business Trust Only................................................23

                              DECLARATION OF TRUST

                                       OF

                              MONUMENT SERIES FUND


         THIS DECLARATION OF TRUST is made and entered into by the Trustees of Monument Series Fund as of the date set forth below for the purpose of forming a Delaware business trust in accordance with the provisions set forth in this document.

         The Trustees hereby direct that the Certificate of Trust be filed with the Office of the Secretary of State of the State of Delaware and do hereby declare that the Trustees will hold IN TRUST all cash, securities, and other assets which the Trust now possesses or may in the future acquire from time to time in any manner and manage and dispose of those assets in accordance with the following terms and conditions for the benefit of the holders of Shares of this Trust.

                                    ARTICLE I
                              NAME AND DEFINITIONS

NAME

         Section 1. This Trust shall be known as "Monument Series Fund," and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

DEFINITIONS

         Section 2. Wherever used in this document, unless otherwise required by the context or specifically provided:

         (a) "1940 Act" means the Investment Company Act of 1940 and the rules and regulations promulgated pursuant to that Act, all as amended from time to time;

         (b) "Bylaws" are the bylaws of the Trust, if any, as amended from time to time. The Bylaws are expressly incorporated by reference into this document and deemed to be part of the "governing instrument" within the meaning of the Delaware Business Trust Act;

         (c) "Certificate of Trust" means the certificate of trust, as amended or restated from time to time, filed by the Trustees in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Business Trust Act;

         (d) "Class" means a class of Shares of a Series of the Trust established in accordance with the provisions of Article III of this document;

         (e) "Commission" has the same meaning as in the 1940 Act;

         (f) "Declaration of Trust" means this Declaration of Trust, as amended or restated from time to time;

         (g) "Delaware Business Trust Act" refers to chapter 38 of the Delaware Code (Title 12, Section 3801, et seq., as amended from time to time), or any future chapter identified under Delaware law as the Delaware Business Trust Act or the body of law covering business trusts under Delaware law;

         (h) "Interested Person" has the same meaning as in Section 2(a)(19) of the 1940 Act, or in any successor to Section 2(a)(19) of the 1940 Act;

         (i) "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Article IV, Section 7(a) hereof;

         (j) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates, and other entities, whether or not legal entities, and governments and agencies and their political subdivisions, whether domestic or foreign;

         (k) "Principal Underwriter" has the meaning as in the 1940 Act;

         (l) "Series" means each Series of Shares established and designated under or in accordance with the provisions of Article III of this document;

         (m) "Shareholder" means a record owner of outstanding Shares;

         (n) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish, and including fractions of Shares as well as whole Shares as consistent with the requirements of federal and/or state securities laws;

         (o) "Trust" refers to Monument Series Fund, and reference to the Trust, when applicable to one or more series of the Trust, shall refer to any such Series;

         (p) "Trust Property" means any and all property, real or personal, tangible or intangible, which is from time to time owned or held by or for the account of the Trust; and

         (q) "Trustees" refer to the individual trustees in their capacity as trustees under this document and their successors for the time during which they are in as trustees.


                                   ARTICLE II
                                PURPOSE OF TRUST

         The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities, and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.


                                   ARTICLE III
                                     SHARES

SHARES OF BENEFICIAL INTEREST

         Section 1. The beneficial interest in the Trust shall be divided into one or more Series. The Trustees may divide each Series into two or more Classes. Subject to the further provisions of this Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class thereof:

                  (i) to divide the beneficial interest in each Series or Class thereof into Shares, with or without par value as the Trustees shall determine;

                  (ii) to issue Shares without limitation as to number (including fractional Shares) to such Persons and for such amount and type of consideration, subject to any restriction set forth in the Bylaws, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate;

                  (iii) to establish and designate and to change in any manner any Series or Class and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class as the Trustees may from time to time determine. The preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust;

                  (iv) to divide or combine the Shares of any Series or Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such Series or Class in the assets held with respect to that Series;

                  (v) to classify or reclassify any issued Shares of any Series or Class into shares of one or more Series or Classes;

                  (vi) to change the name of any Series or Class;

                  (vii) to abolish any one or more Series or Classes; and

                  (viii) to take such other action with respect to the Shares as the Trustees may deem desirable.

         Subject to the distinctions permitted among Classes of the same Series as established by the Trustees, consistent with the requirements of the 1940 Act, each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series, and each holder of Shares of a Series shall be entitled to receive such holder's pro rata share of distributions of income and capital gains, if any, made with respect to such Series. Upon redemption of the Shares of any Series, the applicable Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

         All references to Shares in this Declaration of Trust shall be deemed to be Shares of any or all Series or Classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each Class thereof, except as the context otherwise requires.

         All Shares issued hereunder, including, without limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable. Except as otherwise provided by the Trustees, Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

OWNERSHIP OF SHARES

         Section 2. The Ownership of Shares shall be recorded on the books of the Trust or those of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series or Class of the Trust. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares of each Series or Class of the Trust and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series or Class of the Trust and as to the number of Shares of each Series or Class of the Trust held from time to time by each Shareholder.

TRANSFER OF SHARES

         Section 3. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder of the Shares or by his or her duly authorized agent upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the Bylaws, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar or any officer, employee, or agent of the Trust, shall be affected by any notice of a proposed transfer.

INVESTMENTS IN THE TRUST

         Section 4. Investments may be accepted by the Trust from Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

         Section 5. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a participation or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any Shareholders, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

ESTABLISHMENT AND DESIGNATION OF SERIES OR CLASS

         Section 6. The establishment and designation of any Series or Class of Shares of the Trust shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series or Class of the Trust, whether directly in such resolution or by reference to another document including, without limitation, any registration statement of Trust, or as otherwise provided in such resolution.

         Shares of each Series or Class of the Trust established pursuant to this Article III, unless otherwise provided in the resolution establishing such Series or Class, shall have the following relative rights and preferences:

                  (a) Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds from whatever source derived (including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be) shall irrevocably be held separately with respect to that Series for all purposes, subject only to the rights of creditors of such Series from the assets of the Trust and every other Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, (including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds), in whatever form the same may be, are referred to in this document as "assets held with respect to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series shall be held with respect to that Series. Each allocation by the Trustees shall be conclusive and binding on the Shareholders of all Series for all purposes. Separate and distinct records shall be maintained for each Series and the assets held with respect to each Series shall be held and accounted for separately from the assets held with respect to all other Series and the General Assets of the Trust not allocated to such Series.

                  (b) Liabilities Held with Respect to a Particular Series. The assets of the Trust held with respect to each particular Series shall be charged against the liabilities of the Trust held with respect to that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class.
                           (1) Any general liabilities of the Trust which are
not readily identifiable as being held with respect to any particular Series or Class shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable.

                           (2) All liabilities, expenses, costs, charges, and
reserves so charged to a Series or Class are herein referred to as "liabilities held with respect to" that Series or Class.

                           (3) Each allocation of liabilities, expenses, costs,
charges, and reserves by the Trustees shall be conclusive and binding upon the shareholders of all Series or Classes for all purposes. Without limiting the foregoing, but subject to the right of the Trustees to allocate general liabilities, expenses, costs, charges or reserves as provided in this document, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series.

                           (4) Notice of this contractual limitation on
liabilities among Series may, in the Trustees' discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Business Trust Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series.

                           (5) Any person extending credit to, contracting with
or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, with respect to that Series.

                           (6) No Shareholder or former Shareholder of any
Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

                  (c) Dividends, Distributions, Redemptions, and Repurchases. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article VI relating to "Net Asset Value, Distributions and Redemptions," no dividend or distribution, including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class with respect to, nor any redemption or repurchase of, the Shares of any Series or Class, shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder or any particular Series or Class otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders.

                  (d) Equality. All the Shares of each particular Series shall represent an equal proportionate interest in the assets held with respect to that Series (subject to the liabilities held with respect to that Series or Class thereof and such rights and preferences as may have been established and designated with respect to any Class within such Series), and each Share of any particular Series shall be equal to each other Share of that Series. With respect to any Class of a Series, each such Class shall represent interests in the assets of that Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class.

                  (e) Fractions. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

                  (f) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series of Shares or Class of Shares of the Trust or of other investment companies registered under the 1940 Act in accordance with such requirements and procedures as may be established by the Trustees.

                  (g) Combination of Series. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series or Classes into assets and liabilities held with respect to a single Series or Class.

INDEMNIFICATION OF SHAREHOLDERS

         Section 7. If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person's acts or omissions, the Shareholder or former Shareholder (or such Person's heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose.


                                   ARTICLE IV
                                    TRUSTEES

NUMBER, ELECTION AND TENURE

         Section 1.

                  (a) The number of Trustees shall at all times be at least one and no more than ________ as determined, from time to time, by the Trustees pursuant to Section 3 of this Article IV.

                  (b) Each Trustee shall serve during the lifetime of the Trust until he or she dies, resigns, has reached the mandatory retirement age as set by the Trustees, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

                  (c) In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees.

                  (d) Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees.

                           (1) Such resignation shall be effective upon receipt
unless specified to be effective at some other time.

                           (2) Except to the extent expressly provided in a
written agreement with the Trust, no Trustee   resigning  and  no  Trustee
removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

                  (e) The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Any Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of the Trust.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

         Section 2. The death, declination to serve, resignation, retirement, removal or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a majority of the Trustees. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust's Investment Adviser(s) are empowered to appoint new Trustees subject to the provisions of Section 16(a) of the 1940 Act.


POWERS

         Section 3.1. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may:

                  (a) adopt Bylaws not inconsistent with this Declaration of Trust providing for the management of the affairs of the Trust and may amend and repeal such Bylaws to the extent that such Bylaws do not reserve that right to the Shareholders;

                  (b) enlarge or reduce the number of Trustees; remove any Trustee with or without cause at any time by written instrument signed by a least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective, and fill vacancies caused by enlargement of their number or by the death, resignation, retirement or removal of a Trustee;

                  (c) elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees, consisting of two or more Trustees, that may exercise the powers and authority of the Board of Trustees to the extent that the Trustees so determine;

                  (d) employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank;

                  (e) employ an administrator for the Trust and may authorize such administrator to employ subadministrators; employ a Investment Adviser to the Trust and may authorize such Investment Adviser to employ subadvisers; retain a transfer agent or a shareholder servicing agent, or both; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; redeem, repurchase and transfer Shares pursuant to applicable law;

                  (f) set record dates for the determination of Shareholders with respect to various matters;

                  (g) declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or shareholder servicing agent, or Principal Underwriter.

         Section 3.2. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified herein or in the Bylaws or required by law, any action by the Trustees shall be deemed effective if approved or taken by a majority of the Trustees present at a meeting of Trustees at which a quorum of Trustees is present, within or without the State of Delaware. Without limiting the foregoing, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust):

                  (a) To invest and reinvest cash, to hold cash uninvested,  and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial papers, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, and foreign government or any political subdivision of the United States Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities, to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments;

                  (b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options (including, options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

                  (c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

                  (d) To exercise powers and right of subscription or otherwise which in any manner arise out of wnership or securities;

                  (e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

                  (f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

                  (g) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

                  (h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

                  (i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

                  (j) To borrow funds or other property in the name of the Trust exclusively for Trust purposes and in connection therewith issue notes or other evidence of indebtedness; and to mortgage and pledge the Trust Property or any part thereof to secure any or all of such indebtedness;

                  (k) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

                  (l) To purchase any pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance polices insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

                  (m) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

                  (n) To operate as and carry out the business of an investment company, and exercise all the powers necessary or appropriate to the conduct of such operations;

                  (o) To enter into contracts of any kind and description;

                  (p) To employ as custodian of any assets of the Trust one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of the Trust, subject to any conditions set forth in this Declaration of Trust or in the Bylaws;

                  (q) To employ auditors, counsel or other agents of the Trust, subject to any conditions set forth in this Declaration of Trust or in the Bylaws;

                  (r) To interpret the investment policies, practices, or limitations of any Series or Class;

                  (s) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such Series, and to establish separate Classes, all in accordance with the provisions of Article III;

                  (t) To the full extent permitted by Section 3804 of the Delaware Business Trust Act, to allocate assets, liabilities and expenses of the Trust to a particular Series and liabilities and expenses to a particular Class or to apportion the same between or among two or more Series or Classes, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series or Class as provided for in Article III;

                  (u) Subject to the 1940 Act, to engage in any other lawful act or activity in which a business trust organized under the Delaware Business Trust Act may engage.

         The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

PAYMENT OF EXPENSES BY THE TRUST

         Section 4. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, Investment Adviser, Principal Underwriter, auditors, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Article III, Section 6 of this document.

PAYMENT OF EXPENSES BY SHAREHOLDERS

         Section 5. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series, to pay directly, in advance or arrears, expenses of the Trust as described in Section 4 of this Article IV ("Expenses"), in an amount fixed from time to time by the Trustees, by setting off such Expenses due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such Expenses due from such Shareholder, provided that the direct payment of such Expenses by Shareholders is permitted under applicable law.

OWNERSHIP OF ASSETS OF THE TRUST

         Section 6. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

SERVICE CONTRACTS

         Section 7.

                  (a) Subject to such requirements and restrictions as may be set forth under federal and/or state law and in the Bylaws, including, without limitation, the requirements of Section 15 of the 1940 Act, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series (or Class thereof) with any corporation, trust, association, or other organization; and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for the Investment Adviser(s) or administrator to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators and to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments, or such other activities as may specifically be delegated to such party.

                  (b) The Trustees may also, at any time and from time to time, contract with any corporation, trust, association, or other organization, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series (or Classes) or other securities to be issued by the Trust. Every such contract shall comply with such requirements and restrictions as may be set forth under federal and/or state law and in the Bylaws, including, without limitation, the requirements of Section 15 of the 1940 Act; and any such contract may contain such other terms as the Trustees may determine.

                  (c) The Trustees are also empowered, at any time and from time to time, to contract with any corporations, trusts, associations or other organizations, appointing it or them the custodian, transfer agent and/or shareholder servicing agent for the Trust or one or more of its Series. Every such contract shall comply with such requirements and restrictions as may be set forth under federal and/or state law and in the Bylaws or stipulated by resolution of the Trustees.

                  (d) Subject to applicable law, the Trustees are further empowered, at any time and from time to time, to contract with any entity to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

                  (e) The fact that:

                       (i) any of the Shareholders, Trustees, or officers of the
Trust is a shareholder, director, officer, partner, trustee, employee, Investment Adviser, adviser, Principal Underwriter, distributor, or affiliate or agent of or for any corporation, trust, association, or other
organization,  or for any parent or affiliate  of  any  organization   with
which  an  advisory,   management,   or administration  contract, or Principal
Underwriter's or distributor's contract, or transfer agent, shareholder servicing agent or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust; or that

                           (ii) any corporation, trust, association or other
organization with which an advisory, management,   or   administration  contract
or  Principal   Underwriter's   or distributor's  contract,  or  transfer  agent
or  shareholder  servicing  agent contract  may  have  been  or may  hereafter
be  made  also  has  an  advisory, management,   or  administration   contract,
or  Principal   Underwriter's  or distributor's  or other service  contract with one or more other  corporations, trusts,  associations,  or  other
organizations,   or  has  other  business  or interests,  shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability
or   accountability   to  the  Trust  or  its Shareholders,  provided  approval
of each such  contract is made pursuant to the requirements of the 1940 Act.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

         Section 8. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein or in the Bylaws relating to the sale and redemption of such Shares.


                                    ARTICLE V
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS, MEETINGS, NOTICE, AND RECORD DATES

         Section 1.

                  (a) The Shareholders shall have power to vote only: (i) for the election or removal of Trustees as provided in Article IV, Section 1 of this document, and (ii) with respect to such additional matters relating to the Trust as may be required by applicable law, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency), or as the Trustees may consider necessary or desirable.

                  (b) Each whole Share shall be entitled to one vote as any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.

                  (c) Notwithstanding any other provision of this Declaration of Trust, on any matters submitted to a vote of the Shareholders, all Shares of the Trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, Shares shall be voted by individual Series; (ii) when the matter involves the termination of a Series or any other action that the Trustees have determined will affect only the interests of one or more Series, then only Shareholders of such Series shall be entitled to vote thereon; and
(iii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon.

                  (d) There shall be no cumulatve voting in the election of Trustees.

                  (e) Shares may be voted in person or by proxy. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by an electronic or telecommunications device or in any other manner.

                  (f) Notwithstanding anything else contained herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or Classes or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only by written proxy or in person at a meeting. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by the Shareholders. Meetings of the Shareholders shall be called and notice and record dates for the meetings shall be given and set as provided in the Bylaws.

QUORUM AND REQUIRED VOTE

         Section 2. Except when a larger quorum is required by applicable law, by the Bylaws or by this Declaration of Trust, thirty-three and one-third percent (33 1/3%) of the Shares entitled to vote shall constitute a quorum at a Shareholders' meeting. When any one or more Series (or Classes) is to vote as a single Class separate from any other Shares, thirty-three and one-third percent (33-1/3%) of the Shares of each such Series (or Class) entitled to vote shall constitute a quorum at a Shareholders' meting of that Series (or Class). Except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws or by applicable law, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a majority of the Shares of that Series (or Class) voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series (or Class) is concerned.

RECORD DATES

         Section 3. For the purpose of determining the Shareholders of any Series (or Class) who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series (or Class) having the right to receive such dividend or distribution. Without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for one or more Series (or Classes) at any time prior to the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series (or Classes).

ADDITIONAL PROVISIONS

         Section 4. The Bylaws may include further provisions for Shareholders' votes and meetings and related matters.


                                   ARTICLE VI
                 NET ASSET VALUE, DISTRIBUTIONS AND REDEMPTIONS

DETERMINATION OF NET ASSET VALUE, NET INCOME, AND DISTRIBUTIONS

         Section 1. Subject to applicable law and Article III, Section 6 if this document, the Trustees, in their absolute discretion, may prescribe and shall set forth in the Bylaws or in a duly adopted vote of the Trustees such bases and time for determining the per Share or net asset value of the Shares of any Series or Class or net income attributable to the Shares of any Series or Class, or the declaration and payment of dividends and distributions on the Shares of any Series or Class, as they may deem necessary or desirable.

REDEMPTIONS AND REPURCHASES

         Section 2.

                  (a) The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust, or a Person designated by the Trust, that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or on their behalf), in accordance with any applicable provisions of the Bylaws and applicable law. Unless extraordinary circumstances exist, payment for said Shares shall be made by the Trust to the Shareholder in accordance with the 1940 Act and any rules and regulations thereunder or as otherwise required by the Commission. The obligation set forth in this Section 2 is subject to the provision that, in the event that any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays, or if permitted by the rules and regulations or an order of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets held with respect to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. In the case of a suspension of the right of redemption as provided herein, a Shareholder may either withdraw the request for redemption or receive payment based on the net asset value per share next determined after the termination of such suspension.

                  (b) The redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series or Class thereof for which the Shares are being redeemed. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any Investment Adviser or other Person in transferring securities selected for delivery as all or part of any payment-in-kind.

                  (c) If the Trustees shall, at any time and in good faith, determine that direct or indirect ownership of Shares of any Series or Class thereof has or may become concentrated in any Person to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute), then the Trustees shall have the power (but not the obligation) by such means as they deem equitable:

                           (i) to call for the redemption by any such Person of
a number, or principal amount, of Shares sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification,

                           (ii) to refuse to transfer or issue Shares of any
Series or Class thereof to such Person whose acquisition of the Shares in question would result in such disqualification, or

                           (iii) to take such other actions as they deem
necessary and appropriate to avoid such disqualification.

                  Any such redemption shall be effected at the redemption price and in the manner provided in this Article VI.

                  (d) The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing authority.


                                   ARTICLE VII
              COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

COMPENSATION

         Section 1. The Trustees in such capacity shall be entitled to reasonable compensation from the Trust and they may fix the amount of such compensation. However, the Trust will not compensate those Trustees who are Interested Persons of the Trust, its Investment Adviser, subadvisers, distributor or Principal Underwriter. Nothing in this document shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for such services by the Trust.


INDEMNIFICATION AND LIMITATION OF LIABILITY

         Section 2. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Adviser, or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust's request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the Bylaws.

         All persons extending credit to, contracting with or having any claim against the Trust of the Trustees shall look only to the assets of the appropriate Series of the Trust for payment under such credit, contract, or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees, or agents, whether past, present, or future, shall be personally liable therefor.

         Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees' discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officer, or Shareholders individually.

TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

         Section 3 . The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

INSURANCE

         Section 4. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.


                                  ARTICLE VIII
                                  MISCELLANEOUS

LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES

         Section 1. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

TERMINATION OF THE TRUST OR ANY SERIES OR CLASS

         Section 2.

                  (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of a majority of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series of Shares or Class thereof may be terminated at any time by vote of a majority of the Shares of such Series or Class entitled to vote or by the Trustees by written notice to the Shareholders of such Series or Class.

                  (b) Upon the requisite Shareholder vote or action by the Trustees to terminate the Trust or any one or more Series of Shares or any Class thereof, after paying or otherwise providing for all charges, taxes, expenses, and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or any Class thereof as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees may consider appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series or Classes involved, ratably according to the number of Shares of such Series or Class held by the Shareholders of such Series or Class on the date of distribution. Thereupon, the Trust or any affected Series or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series or Class shall be canceled and discharged.

                  (c) Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Business Trust Act, which Certificate of Cancellation may be signed by any one Trustee.

REORGANIZATION

         Section 3.

                  (a)  Notwithstanding  anything else herein,  the Trustees may, without Shareholder approval unless such approval is required by applicable law,
(i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act, (ii) cause any one or more Series (or Classes) of the Trust to merge or consolidate with or into any one or more other Series (or Classes) of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations, (iii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. Any agreement of merger or consolidation or exchange or certificate or merger may be signed by a majority of the Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

                  (b)  Pursuant  to and in  accordance  with the  provisions  of
Section 3815(f) of the Delaware Business Trust Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 3 may
(i) effect any amendment to the governing instrument of the Trust or (ii) effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting trust in the merger or consolidation.

                  (c) The Trustees may create one or more business trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series of classes thereof.

AMENDMENTS

         Section 4. Except as specifically provided in this Section 4, the Trustees may, without Shareholder vote, restate, amend, or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Article V, Section 1 hereof, (ii) any amendment to this Section 4 of Article VIII; (iii) any amendment that may require their vote under applicable law or by the Trust's registration statement, as filed with the Commission, and (iv) any amendment submitted to them for their vote by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by a vote of the Shareholders of each Series affected and no vote of Shareholders of a Series not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII,
Section 4 hereof with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 2 hereof as provided in the Bylaws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

FILING OF COPIES, REFERENCES, HEADINGS

         Section 5. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendments, references to this instrument, and all expressions such as "herein," "hereof," and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

         Section 6.

                  (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be of the type commonly called a business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to business trusts or actions that may be engaged in by business trusts under the Delaware Business Trust Act, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

                  (b) Notwithstanding the first sentence of Section 6(a) of this
Article VIII, there shall not be applicable to the Trust, the Trustees, or this Declaration of Trust either the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Business Trust Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

         Section 7.

                  (a) The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder, the Delaware Business Trust
Act or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

                  (b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

BUSINESS TRUST ONLY

         Section 8. It is the intention of the Trustees to create a business trust pursuant to the Delaware Business Trust Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a business trust pursuant to the Delaware Business Trust Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners, or members of a joint stock association.


         IN WITNESS WHEREOF, the Trustees named below have executed this Declaration of Trust as of the ________ day of __________, 2000.

                                    EXHIBIT B

                              AMENDED AND RESTATED
                          INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement ("Agreement") made this _____ day of June, 2000 between MONUMENT SERIES FUND, a Delaware business trust (the "Company"), and MONUMENT ADVISORS, LTD., a Maryland corporation (the "Advisor") (collectively, the "Parties").

         WHEREAS, the Company is organized and intends to operate as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended, (the "Act"), and will register shares of each Portfolio (defined below) under the Securities Act of 1933 ("1933 Act"), to the extent required thereby, on Form N-1A (collectively, "Registration Statement"); and

         WHEREAS, the Company's Declaration of Trust permits the Company's Board of Trustees ("Board" or "Trustees") to establish and authorize the issuance of shares of one or more series of common stock ("series") representing separate investment portfolios, each with its own investment objectives, program, policies and restrictions, as well as classes of shares of those series; and

         WHEREAS, the Board has established and authorized the issuance of the shares of the series listed on Schedule A to this Agreement (each a "Portfolio" and collectively, the "Portfolios"), as may be amended from time to time by mutual written agreement of the Parties ("Schedule A"); and

         WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged principally in the business of rendering investment advisory services; and

         WHEREAS, the Company desires to have the Advisor perform the investment advisory services and provide the facilities described herein, and the Advisor desires to provide these services and facilities to the Company and each Portfolio thereof; and

         WHEREAS, the Company has entered into a Custody and Investment Accounting Agreement, a Transfer Agency and Service Agreement, and an Administration Agreement with other entities pursuant to which these entities have agreed to provide a range of services to the Company and each Portfolio thereof.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration the receipt of which is hereby acknowledged, the Parties agree as follows:

1.       APPOINTMENT OF THE ADVISOR.

         (a) The Company hereby appoints the Advisor, and the Advisor hereby accepts such appointment, to act as the investment adviser to each Portfolio for the period and on the terms herein set forth, for the compensation provided on Schedule A to this Agreement.

         (b) The Advisor shall for all purposes relating to this Agreement be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether in this Agreement or otherwise), have no authority to act for or represent the Company or any Portfolio in any way or otherwise be deemed an agent of the Company, except to the extent authorized to do so by the Board of Trustees.

2.       SERVICES AND FACILITIES TO BE PROVIDED BY THE ADVISOR.

         The Advisor, at its own expense or pursuant to arrangements with others to bear the expenses, shall furnish the services and facilities described below to the Company, on behalf of each Portfolio, subject to the overall supervision and review of the Company's Board of Trustees and in accordance with, as in effect from time to time, the provisions of the Company's Declaration of Trust, By-Laws, Registration Statement, and applicable law (including, without limitation, the Act, the 1933 Act, and the Internal Revenue Code) and, to the extent necessary or appropriate, in coordination with service agreements entered into by the Company with other entities, such as, for example, the Company's Custody and Investment Accounting Agreement, Transfer Agency and Service Agreement, and Administration Agreement. The Advisor shall give the Company and each Portfolio the benefit of its best judgment and efforts in rendering its services as investment adviser.

         (a) INVESTMENT PROGRAM. The Advisor shall continuously furnish an investment program for each Portfolio. In connection therewith, the Advisor shall:

                  (i) determine what investments each Portfolio shall purchase, hold, sell, or exchange and what portion, if any, of each Portfolio's assets shall remain uninvested, and shall take such steps as may be necessary to implement the same;

                  (ii) determine the manner in which to exercise any voting rights, rights to consent to corporate action, or other rights pertaining to a Portfolio's investment securities; and

                  (iii) render regular reports to the Company, at regular meetings of its Board and at such other times as may be reasonably requested by the Board, of (w) the decisions which it has made with respect to the investment of the assets of each Portfolio and the purchase and sale of its investment securities, (x) the reasons for such decisions, (y) the extent to which it has implemented those decisions, and (z) the manner in which it has exercised any voting rights, rights to consent to corporate action, or other rights pertaining to a Portfolio's investment securities.

         (b) PORTFOLIO SECURITIES TRANSACTIONS. The Advisor, subject to and in accordance with any directions that the Board may issue from time to time, shall place orders for the execution of each Portfolio's securities transactions. When placing orders, the Advisor shall seek to obtain the best net price and execution ("best execution") for each Portfolio, but this requirement shall not be deemed to obligate the Advisor to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Parties recognize that there are likely to be many cases in which different broker-dealers are equally able to provide best execution and that, in selecting among such broker-dealers with respect to particular trades, it may be desirable to choose those broker-dealers who furnish research, statistical, quotations and other information to the Company and its Portfolios, as well as the Advisor, in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines that a Portfolio will benefit, directly or indirectly, by doing so, the Advisor may place orders with a broker-dealer who charges a commission for a securities transaction which is in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" (as defined in Section
28(e)(3) of the Securities Exchange Act of 1934 or any successor provision) provided by that broker-dealer. Accordingly, the Company, on behalf of each Portfolio, and the Advisor agree that the Advisor shall select broker-dealers for the execution of each Portfolio's transactions from among:

                  (i) those broker-dealers who provide quotations and other services to the Company, with respect to one or more Portfolios, specifically including the quotations necessary to determine the net assets of the Portfolios, in such amount of total brokerage as may reasonably be required in light of such services; and

                  (ii) those broker-dealers who supply research, statistical and other data to the Advisor or its affiliates, which the Advisor or its affiliates may lawfully and appropriately use in their investment advisory capacities, which relate directly to securities, actual or potential, of the Portfolios, or which place the Advisor in a better position to make decisions in connection with the management of each Portfolio's assets, whether or not such data may also be useful to the Advisor and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required. The Advisor also may consider the sale of Portfolio shares as a factor in the selection of broker-dealers to execute each Portfolio's securities transactions, subject to the Advisor's obligation to seek best execution for each Portfolio.

         The Advisor shall render regular reports to the Company, not less frequently than quarterly, of how much total brokerage business has been placed by the advisor with broker-dealers falling into each of the categories referred to above and the manner in which the allocation has been accomplished. The Advisor agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Advisor's paramount duty to obtain the best execution for the Company.

         (c) TENDER OFFER SOLICITATION FEES. The Advisor shall use its best efforts to recapture all available tender offer solicitation fees in connection with tenders of the securities of any Portfolio, and any similar payments, provided, however, that neither the Advisor, nor any affiliate of the Advisor shall be required to register as a broker-dealer for this purpose.

         The Advisor shall advise the Board of any fees or payments of whatever type that it may be possible for the Advisor or an affiliate of the Advisor to receive in connection with the purchase or sale of investment securities for any Portfolio.

         (d) VALUATION OF INVESTMENTS. The Advisor shall assist the custodian of the Company's assets ("Custodian") or its designee in (i) valuing the securities of each Portfolio in such manner and on such basis as described in the then-current prospectus and statement of additional information of the Company and (ii) calculating the net asset value per share of each Portfolio, as described in the then-current prospectus and statement of additional information of the Company, at the close of the regular trading of the New York Stock Exchange (the "Exchange"), usually 4:00 p.m. Eastern time, each Monday through Friday, except days on which the Exchange is closed. The Company shall provide, or arrange for others to provide, all necessary information for the calculation of the net asset value per share of each Portfolio, including the total number of shares outstanding of each Portfolio. The Company shall arrange for the Custodian to provide the Advisor or its designee with the net asset value per share of each Portfolio as soon as reasonably practical each day after the net asset value per share has been calculated.

         (e) ASSISTANCE WITH REGULATORY MATTERS. The Advisor shall provide such assistance, cooperation, and information to the Company or its designee, as the same may reasonably request from time to time, with respect to the following matters:

                  (i) the preparation, amendment, filing, and/or delivery of the Company's registration statement, regulatory reports, periodic reports to shareholders and other documents (including tax returns), required by applicable law; and

                  (ii)  the  development,   implementation,   maintenance,   and
monitoring of a compliance program for assuring compliance with all federal and state securities law matters.

The Parties acknowledge that the Company or its designee shall have primary responsibility for the foregoing matters.

          (f)     INFORMATION, RECORDS, AND CONFIDENTIALITY.

                  (i) The Company or its designees shall provide timely information to the Advisor regarding such matters as purchases and redemptions of shares of each Portfolio, the cash requirements and cash available for investment in each Portfolio, and all other information as may be reasonably necessary or appropriate for the Advisor to perform its responsibilities hereunder.

                  (ii) The Company shall own and control all records maintained hereunder by the Advisor on the Company's behalf and, upon request of the Company or in the event of termination of this Agreement with respect to any Portfolio for any reason, the Advisor shall promptly return to the Company all records relating to that Portfolio, free from any claim or retention of rights by the Advisor and without charge by the Advisor except for the Advisor's direct expense.

                  (iii) The Advisor shall not disclose or use any records or information obtained pursuant to this Agreement except as expressly authorized herein, and shall keep confidential any information obtained pursuant to this Agreement, and disclose such information only if the Company has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.

         (g) FACILITIES AND PERSONNEL. The Advisor shall, at its expense, furnish to the Company adequate facilities and personnel necessary for the Trustees and officers of the Company to manage the affairs and conduct of the Company's business, including maintaining all internal bookkeeping, accounting and auditing services and records in connection with the Company's investment and business activities. The foregoing shall not be construed to require the Advisor to provide facilities or personnel to any third party service provider retained by the Company. Such facilities and personnel shall include:

                  (i) office space, which may be space within the offices of the Advisor or in such other place as may be agreed upon from time to time,

                  (ii) office furnishings and supplies, including telephone service, utilities, and simple business equipment, and

                  (iii) executive, secretarial and clerical personnel as may be reasonably requested by the Company.

The Advisor shall compensate all Trustees, officers and employees of the Company who are directors, officers, stockholders, or employees of the Advisor or its affiliates.

         (h) DELEGATION TO SUBADVISORS. Subject to the approval of the Board and the shareholders of the Portfolios, the Advisor may delegate to a sub-advisor certain of its duties herein, provided that the Advisor shall continue to supervise the performance of any such subadvisor.

3.       EXPENSES OF THE COMPANY.

         Except for expenses that the Advisor expressly assumes pursuant to this Agreement or any other agreement, the Company shall bear, or cause others to bear, all expenses for its operations and activities, and shall cause the Advisor to be reimbursed, by the Company or others, for any such expense that the Advisor incurs. The expenses borne by the Company include, without limitation:

         (a) fees and expenses paid to the Advisor as provided pursuant to this Agreement;

         (b)  expenses of all audits by independent public accountants;

         (c) expenses of transfer or dividend disbursing agent, registrar, Custodian, or depository appointed for safekeeping of each Portfolio's cash, securities, and other property, and shareholder recordkeeping services, including the expenses of issuing, repurchasing or redeeming Portfolio shares;

         (d) expenses of obtaining quotations for calculating the value of the net assets of each Portfolio;

         (e) salaries and other compensation of executive officers of the Company who are not directors, officers, stockholders or employees of the Advisor or its affiliates;

         (f) all taxes levied against the Company, including issuance and transfer taxes, and corporate fees payable by the Company to federal, state or other governmental agencies;

         (g) brokerage fees and commissions in connection with the purchase and sale of securities for each Portfolio, and similar fees and charges for the acquisition, disposition, lending or borrowing of such securities;

         (h)  costs, including the interest expense, of borrowing money;

         (i) costs incident to meetings of the Board and shareholders of the Company, (exclusive of costs of those Trustees and employees of the Company who are "interested persons" of the Company within the meaning of the Act);

         (j) fees and expenses of Trustees who are not "interested persons" of the Company within the meaning of the Act;

         (k) legal fees, including the legal fees related to the registration and continued qualification of the shares of each Portfolio for sale;

         (l) costs and expense of registering and maintaining the registration of the Company and the shares of each Portfolio under federal law, and making and maintaining any notice filings and fees required under any applicable State laws;

         (m) the preparation, setting in type, printing in quantity and distribution of materials distributed to then-current shareholders of each Portfolio of such materials as prospectuses, statements of additional information, supplements to prospectuses and statements of additional information, periodic reports, communications, and proxy materials (including proxy statements and proxy cards) relating to the Company or the Portfolio and the processing, including tabulation, of the results of voting instruction and proxy solicitations;

         (n) the fees and expenses involved in the preparation of all reports as required by federal or state law;

         (o)  postage;

         (p) extraordinary or non-recurring expenses, such as legal claims and liabilities and litigation costs and indemnification payments by the Company in connection therewith;

         (q) trade association dues for the Investment Company Institute or similar organizations; and

         (r) the cost of the fidelity bond required by Rule 17g-1 under the Act, and any errors and omissions or other liability insurance premiums covering the Trustees, officers, and employees.

4.       COMPENSATION OF THE ADVISOR.

         As compensation to the Advisor for services rendered and facilities furnished hereunder, the Company shall pay the Advisor a fee in the amount and manner set forth in Schedule A. The fee shall be reduced by any tender solicitation fees received by the Advisor, or any affiliated person of the Advisor, in connection with the tender of investments of any Portfolio or any similar payments (less any direct expenses incurred by the Advisor, or any affiliated person of the Advisor, in connection with such fees or payments).

5.       ACTIVITIES OF THE ADVISOR.

         The services of the Advisor to the Company under this Agreement are not exclusive, and the Advisor and any of its affiliates shall be free to render similar services to others, so long as its services hereunder are not impaired thereby. Subject to and in accordance with the Company's Declaration of Trust, By-Laws, the Declaration of Trust and By-Laws of the Adviser, and any applicable requirements of the Act, it is understood that Trustees, officers, agents and shareholders of the Company are or may be interested persons of the Advisor or its affiliates as directors, officers, agents, or stockholders, or otherwise; that directors, officers, agents, or stockholders, of the Advisor or its affiliates are or may be interested persons of the Company as Trustees, officers, agents, shareholders or otherwise; that the Advisor or its affiliates may be interested in the Company as shareholders or otherwise; and the effect of such interest shall be governed by the Act.

6.       LIABILITIES OF THE ADVISOR.

         The Advisor shall indemnify and hold harmless the Company and each of its Trustees and officers (or former Directors or Trustees and officers) and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, "Indemnitees") from all loss, cost, liability, claim, damage, or expense (including the reasonable cost of investigating and defending against the same and any counsel fees reasonably incurred in connection therewith) incurred by any Indemnitees under the 1933 Act or under common law or otherwise which arise out of or are based upon or are a result of
(i) the Advisor's willful misfeasance, bad faith, or negligence in the performance of its duties, or (ii) the reckless disregard of its obligations and duties under this Agreement, or that of its officers, agents, and employees, in the performance of this Agreement, or (iii) the failure at any time of any Portfolio to operate as a regulated investment company in compliance with Subchapter M of the Internal Revenue Code. This indemnity provision, however, shall not operate to protect any officer or Director of the Company from any liability to the Company or any shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         In case any action shall be brought against any Indemnitee, the Advisor shall not be liable under its indemnity agreement contained in this paragraph with respect to any claim made against any Indemnitee, unless the Indemnitee shall have notified the Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Indemnitee (or after the Indemnitee shall have received notice of such service on any designated agent), but failure to notify the Advisor of any such claim shall not relieve it from liability to the Indemnitees against whom such action is brought otherwise than on account of this Section 6. The Advisor shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Advisor elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Indemnitees that are defendants in the suit. In the event the Advisor elects to assume the defense of any such suit and retain such counsel, the Indemnitees that are defendants in the suit shall bear the fees and expenses of any additional counsel retained by them, but, in case the Advisor does not elect to assume the defense of any such suit, the Advisor will reimburse the Indemnitees that are defendants in the suit for the reasonable fees and expenses of any counsel retained by them. The Advisor shall promptly notify the Company of the commencement of any litigation or proceedings in connection with the issuance or sales of the shares.

7.       TERM AND TERMINATION.

         (a) TERM. This Agreement shall become effective with respect to each Portfolio on the date hereof, or, with respect to any Portfolio subsequently included on Schedule A ("additional Portfolio"), on the date the Schedule is amended to include such Portfolio. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date of its execution with respect to each Portfolio and, with respect to each additional Portfolio, until two years following the date on which such Portfolio becomes a Portfolio hereunder, and shall continue in full force and effect thereafter with respect to each Portfolio so long as such continuance with respect to the Portfolio is approved at least annually (a) by either the Trustees of the Company or by vote of a majority of the outstanding voting securities of the Portfolio, and (b) in either event by the vote of a majority of the Trustees of the Company who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, the Trustees may, from time to time, establish a new effective date for the continuance of this Agreement with respect to any Portfolio and/or additional Portfolio; provided, that such new effective date precedes the then current termination date of the Agreement. Any approval of this Agreement by the holders of a majority of the outstanding voting securities of any Portfolio shall be effective to continue this Agreement with respect to that Portfolio notwithstanding (i) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of any other Portfolio affected thereby, and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such approval shall be required by any other applicable law or otherwise.

         (b)      TERMINATION.  This Agreement:

                  (i) may at any time be terminated with respect to any Portfolio without the payment of any penalty either by vote of the Board or by vote of a .majority of the outstanding voting securities of such Portfolio, on 60 days' written notice to the Advisor;

                  (ii) shall automatically and immediately terminate in the event of its assignment; and

                  (iii) may be terminated with respect to any Portfolio by the Advisor on 60 days' written notice to the Company.

8.       DEFINITIONS.

         As used herein, the terms "net asset value," "offering price," "investment company," "open-end management investment company," "assignment," "investment adviser," "interested person," "affiliated person," and "majority of the outstanding voting securities" shall have the meanings set forth in the 1933 Act or the Act, and the rules and regulations thereunder. Nothing herein contained shall require the Company to take any action contrary to any provision of its Declaration of Trust, By-Laws, or any applicable statute or regulation.

9.       NOTICES.

         Any notice under this Agreement shall be in writing, addressed and delivered, or mailed postage prepaid, to the other party at such address as the other party may designate for the receipt of notices. Until further notice to the other party, it is agreed that the address of both the Company and the Advisor shall be 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814.

10.      SEVERABILITY.

         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.      CONFIDENTIALITY.

         The Advisor shall not disclose or use any records or information obtained pursuant to this Agreement, pursuant to its relationship with the Company, or in the course of discharging its obligations hereunder, in any manner whatsoever except as expressly authorized by this Agreement or in a writing by the Company, or as expressly required by applicable federal or state regulatory authorities.

12.      APPLICABLE LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, notwithstanding the conflict of laws provisions thereof, and shall be construed to promote the operation of the Company as an open-end management investment company. Questions relating to the status of the Company will be resolved by resort to the law governing Delaware business trusts.

13.      PARTIES TO COOPERATE.

         The Company and the Advisor agree to fully cooperate with each other in assuring compliance under this Agreement with all federal and state laws and regulations.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed effective as of the date first written above.

                .........        .........           MONUMENT SERIES FUND

                .........        .........           By:    DAVID A.  KUGLER
                .........        .........                   President


               .........        .........           MONUMENT ADVISORS, LTD.
               .........        .........           By:/s/DAVID A.  KUGLER
               .........        .........             ---------------------
               .........        .........                   David A.  Kugler
               .........        .........                   President

                                   SCHEDULE A

                                 June ___, 2000

         This schedule is an integral part of the Agreement to which it is attached. Capitalized terms used herein have the same meaning as given to them in the Agreement, except as otherwise noted. This schedule sets forth the names of the Portfolios covered by the Agreement and the compensation of the Advisor for services rendered and facilities furnished to the Portfolios.

         The Company shall pay the Advisor, as full compensation for all services rendered and all facilities furnished under the Agreement, an annual fee, accruable daily and payable two times per calendar month, determined by applying the annual rates set out below to the average daily net assets of each Portfolio named below. The average daily net asset value of the Portfolios shall be determined in the manner set forth in the Company's Declaration of Trust and Registration Statement.

 PORTFOLIOS:

Monument Internet Fund
Monument Medical Sciences Fund
Monument Telecommunications Fund
Monument Digital Technology Fund
Monument New Economy Fund


ADVISORY FEES:

Assets Under Management    .........        .........         Advisory Fee

Up to $250 million         .........        .........        1.25%
$250 million to $500 million........        .........        1.00%
$500 million to $750 million........        .........        0.87%
$750 million to $1 billion .........        .........        0.75%
Over $1 billion            .........        .........        0.625%